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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  JUNE 3, 2002



                            GTC BIOTHERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                  0-21794                   04-3186494
(State or other jurisdiction      (Commission File             (IRS Employer
     of incorporation)                 Number)              Identification No.)



                             175 CROSSING BOULEVARD
                         FRAMINGHAM MASSACHUSETTS 01702
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (508) 620-9700



                         GENZYME TRANSGENICS CORPORATION
                   (Former Name, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On May 31, 2002, Genzyme Transgenics Corporation filed Articles of Amendment to the Company's Restated Articles of Organization to change the Company's name to GTC Biotherapeutics, Inc (the "Company"). This change in the Company's name, which was approved by the stockholders at the Company's annual meeting held on May 22, 2002, was accompanied by a change in the Company's ticker symbol on the Nasdaq Stock Market to "GTCB" and a new CUSIP number for its common stock.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)      Exhibits

         3.1 Articles of Amendment to the Restated Articles of Organization of the Company filed with the Secretary of the Commonwealth of Massachusetts on May 31, 2002. Filed herewith.

         99.1     Press release dated June 3, 2002. Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 3, 2002         GTC BIOTHERAPEUTICS, INC.


                            By: /s/ Geoffrey F. Cox
                                -----------------------------------------------
                                Geoffrey F. Cox
                                Chairman, President and Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION

3.1 Articles of Amendment to the Restated Articles of Organization of the Company filed with the Secretary of the Commonwealth of Massachusetts on May 31, 2002.

99.1              Press release dated June 3, 2002.


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